UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 12, 2006

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of	(Commission Identification No.)	(IRS Employer File Number)
incorporation)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Beginning with the first quarter of 2006, we changed the reporting of our segments. The new segments are as follows: NanoBiology, NanoElectronics, NanoResearch and Industry, and Service and Components. Attached as Exhibit 99.1 and incorporated by reference herein are supplemental financial results for the years ended December 31, 2003, 2004 and 2005 presented based on our new segments and associated management discussion and analysis of financial condition and results of operations for the years then ended. The information included or incorporated by reference in this Item 2.02 shall be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Years Ended December 31, 2003, 2004 and 2005 Supplemental Financial Results and Discussion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: May 12, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Years Ended December 31, 2003, 2004 and 2005 Supplemental Financial Results and Discussion